                                   EXHIBIT 24
                               POWER OF ATTORNEY


     Each director of Washington Banking Company (the "Company"), whose signature appears below, hereby appoints Michal Cann, as his attorney to sign, in his name and behalf and in any and all capacities stated below, (i) the Company's Registration Statement on Form SB-2 (the "Registration Statement") for the registration of securities in connection with the Company's offering of common stock, no par value, ("Common Stock"), as described in the Prospectus included in the Registration Statement, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary to cause the Registration Statement to become effective (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission;
(ii) any document deemed necessary by such attorney to cause the issuance of securities to be made in compliance with the Blue Sky and securities laws of any state or foreign jurisdiction (the signing of any such document to be conclusive evidence that the attorney considers such document necessary or desirable); and
(iii) any and all such documents upon the advice of legal counsel to carry out the offering of the Common Stock to the public, each such person hereby granting to each such attorney power to act with our without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities indicated, on the 21st day of May, 1998.


                       SIGNATURE                           TITLE
                       ---------                           -----

/s/ MICHAL CANN
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Michal Cann                                               Director

/s/ ORLAN DEAN
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Orlan Dean                                                Director

/s/ MARLEN KNUTSON
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Marlen Knutson                                            Director

/s/ KARL C. KRIEG, III
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Karl C. Krieg                                             Director

/s/ JAY T. LIEN
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Jay T. Lien                                               Director

/s/ ROBERT B. OLSON
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Robert B. Olson                                           Director

/s/ ANTHONY B. PICKERING
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Anthony B. Pickering                                      Director

/s/ ALVIN J. SHERMAN
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Alvin J. Sherman                                          Director

/s/ EDWARD J. WALLGREN
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Edward J. Wallgren                                        Director